High-Quality Growth John Amboian November 2006

1995 Q3 2006 26 53 6 17 1 56 28 Institutional Separate Accounts Retail Managed Accounts Mutual Funds Closed- end Funds 26 $33 28 56 17 53 $154 Multi-brand Specialist & Trusted Franchise AUM ($ B) Fixed Income Value Equities Value Equities "Blue Chip" Growth Equities Alternatives, Core Equities and Credit Strategies and Credit Strategies and Credit Strategies Growth Equities

Organic Asset Growth - A Culture of Innovation 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Q3 2006 Mutual funds 3.83 3.54 3.78 4.18 4.8 5.71 6.4 6.92 5.97 6.57 6.93 11.86 12.71 12.04 11.96 11.81 11.849 12.3 12.7 14 17.4 Closed-end ETFs - 1.79 3.07 5.14 8.44 16.29 20.85 25.8 23.73 25.78 25.43 26.12 26.22 26.85 28.36 32 39.943 47.1 50.2 52 52.8 Retail accounts - - - - - - 0.15 0.23 0.34 0.69 0.7 9.6 12.7 17 18.6 19 19.4 25.7 37 47.7 55.6 Institutional accounts 0 0 0 0 0 0 0 0 0 0 0.2 2.1 3.6 3.9 3.1 5.7 8.5 10.3 15.6 21.9 28.3 AUM (in billions) 68% Organic 19% Acquisitions 13% Appreciation Assets Under Management CAGR 21%

Municipals Taxable income Value equity International Growth equity Non-correlated Long-short 1Q 2004 41 4 20 19 5 9 2 Assets Under Management $154 billion Municipals 41% Long-short 2% Non-correlated & other equity 9% Taxable income 4% Value equity 20% International equity 19% Growth equity 5% A Balanced & Distinctive Business Q3 2006 Nuveen's Distinctive Attributes Culture of innovation Trusted reputation and brand High-quality investment management Broad distribution and service platforms Leader in retail managed accounts and structured products (closed-end funds) Double-digit organic growth in institutional business and mutual funds

High-Quality Investment Capabilities Key Extensions Traditional Capabilities NWQ Rittenhouse Symphony Large/mid-cap value Multi-cap value Large-cap market neutral Convertible arbitrage Large-cap long-short High-yield long-short "Blue Chip" growth High-grade state & national municipals Nuveen Santa Barbara Large-cap growth Small & small/mid-cap value Concentrated value Large-cap core Mid & all-cap core Floating-rate senior loans Long-short absolute return Small/mid-cap growth High-dividend growth High-yield municipals Taxable core plus income Taxable high-yield Global income Strategic (large/mid) growth Tradewinds International value Small/mid value Large-cap global value All-cap global value Natural resources

1 year 3 year 5 year 10 year Equity Mutual Funds 0.55 0.6 0.94 0.88 Equity Strategies Strong Investment Performance Total AUM (1) % of AUM in Top 2 Quartiles (1) Excludes Closed-end fund assets as product category is principally designed to generate distributions to shareholders 1 year 3 year 5 year 10 year Total AUM 0.62 0.58 0.79 0.83 Source: Lipper classifications as of 9/30/06 for mutual funds and PSN for managed account strategies 1 year 3 year 5 year 10 year Municipal Funds 0.73 0.98 0.79 0.65 Municipal Funds

Broad & Deep Distribution Relationships Wirehouses Reg/Bank Institutional RIA 2001 8.9 4.6 0.7 0.2 2005 11.7 7.6 6.3 1.9 Gross Sales by Channel (in billions)

Steady Sales Growth & Positive Net Flows... 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Gross sales 1.74 3.026 7.755 14.066 10.85 14.2 15.6 18.1 26 27.4 Net flows 1.6 1.427 5.8 9.6 4.7 7.7 7.3 9.4 15 13.6 (in billions)

2001 2002 2003 2004 2005 Pre-tax income 1.07 1.21 1.41 1.63 1.99 ....and Strong Financial Performance (in millions) 2001 2002 2003 2004 2005 Pre-tax income 180 195 221 253 279 CAGR 12% 2001 2002 2003 2004 2005 Nuveen 0.48 0.53 0.5 0.52 0.51 CAGR 17% 2001 2002 2003 2004 2005 Pre-tax income 371 396 452 506 589 CAGR 12% (in millions) Operating Revenue Pre-tax Income EPS Operating Margin

Industry-leading Margins 2001 2002 2003 2004 2005 Q3 YTD 2006 Nuveen 0.48 0.53 0.5 0.52 0.51 0.48 Average Peer Margin 0.35 0.35 0.31 0.34 0.34 0.33 Operating Margin Average Peer Margin Slight decline in operating margin YTD, as expected, to make measured investments for long-term growth

Next 5-10 Years: Strategic Growth Initiatives Broaden our Retail business beyond current niches Preserve market leadership in separate accounts and closed-ends Extend HNW consultative business model to mutual funds Build an Institutional foundation for Nuveen Investments Set the stage for a global presence

Future Growth: Broaden Retail Business Maintain current market leadership... while increasing our commitment to mutual funds JNC Retail Market Share Closed-end Funds 28% (#1 Share)* Managed Accounts 8% (#2 Share) Mutual Funds <1% * Excludes country and related equity ** Industry AUM figures based on those segments of market targeted by Nuveen $0 $18 $4,000 $6,000 Equities Taxable Bonds Municipal Industry** Q3 2006 JNC 2000 JNC 1995 JNC $2,000 (in billions) Mutual Fund AUM

Future Growth: Mutual Fund Commitment Expand product offerings -- new funds Cross-sell existing HNW relationships Emphasis on mutual fund wrap and retirement platforms Multi-strategy and income orientation Strong relationships with HNW advisors "jump start" our pursuit of unique demographic opportunity Phase 1 Phase 2 Expand target advisors -- moving "downstream" to include next "tiers" of HNW advisors Continuous product and service innovation

NWQ Small-cap value Global value Tradewinds Value opportunities (SMID) Global all-cap Nuveen Taxable high-yield Taxable core plus Taxable short duration California high-yield municipal Santa Barbara Large-cap growth Dividend growth Future Growth: Mutual Fund Commitment Mutual Fund Net Flows and Organic Growth Rate 2003 2004 2005 Q3 2006 YTD Institutional 0 0 1.3 2.6 0.2 0.3 0.5 0 (in billions) Product launches -- last 12 months Progress to-date... fueled by NWQ Multi-cap, Tradewinds International and Nuveen Muni High-yield + 24%* + 14% * YTD Annualized

Future Growth: Build Institutional Foundation Our municipal bond heritage did not provide a natural entry point into traditional institutional markets Nuveen Industry Institutional 82 36 Retail 18 64 Institutional Retail 18% 64% 82% 36% Now able to leverage expanded investments capabilities and expertise Service platform from acquisitions, particularly NWQ Also have added several experienced people to jump-start institutional effort AUM Mix

Future Growth: Build Institutional Foundation Institutional Net Flows ($ B) and Organic Growth Rate Momentum across multiple offerings Sharp focus on consultants and selected plan sponsors Efficiencies from centralized marketing Customizing solutions Q3 Q4 Q1 Q2 Q3 Institutional -0.3 0.6 0.9 1.8 1.6 2005 2006 ($0.3) $0.6 $0.9 $1.8 Progress to-date is encouraging + 26% YTD* * YTD Annualized $1.6

Future Growth: Set Stage for Global Build on our success in U.S. institutional and HNW markets Institutional consultants Private client firms Follow the globalization of our U.S. distribution partners Customized separate accounts Off-shore funds Explore potential of "Nuveen Investments" brand in other cultures & markets Initial international development will be opportunistic

Strong Results To-date * Net income before net interest expense of $23MM and income tax expense of $89MM On track to exceed our 10-12% long-term growth target

Creating Long-term Value for Shareholders 12/31/1995 3/31/1996 6/30/1996 9/30/1996 12/31/1996 3/31/1997 6/30/1997 9/30/1997 12/31/1997 3/31/1998 6/30/1998 9/30/1998 12/31/1998 3/31/1999 6/30/1999 9/30/1999 12/31/1999 3/31/2000 6/30/2000 9/30/2000 12/31/2000 3/31/2001 6/30/2001 9/30/2001 12/31/2001 3/31/2002 6/30/2002 9/30/2002 12/31/2002 3/31/2003 6/30/2003 9/30/2003 12/31/2003 3/31/2004 6/30/2004 9/30/2004 12/31/2004 3/31/2005 6/30/2005 9/30/2005 12/31/2005 3/31/2005 6/30/2006 9/30/2006 11/10/2006 JNC 0 -0.01 0.02 0.12 0.1 0.24 0.33 0.48 0.5 0.58 0.72 0.56 0.63 0.85 0.9 0.68 0.63 0.75 0.93 1.24 1.68 1.532 1.673 2.147 2.824 2.961 2.7072 2.3007 2.6963 2.2792 3.0171 3.0787 2.9767 3.178 3.0464 3.4975 5.0271 4.2636 4.7993 5.106 5.6396 6.5334 5.7721 7.0996 7.1139 S&P 0 0.05 0.1 0.13 0.23 0.26 0.48 0.59 0.64 0.87 0.93 0.74 1.11 1.21 1.37 1.22 1.55 1.61 1.54 1.52 1.32 1.04 1.16 0.847 1.044 1.05 0.7752 0.4685 0.5924 0.5422 0.7796 0.8267 1.0491 1.0838 1.1197 1.08 1.272 1.2232 1.2536 1.3348 1.3836 1.4839 1.4481 1.5868 1.6794 JNC +711% S&P 500 +168% Superior Shareholder Returns As of November 10, 2006

Forward-Looking Statements This presentation contains certain statements, estimates and forecasts with respect to future performance and events. These statements, estimates and forecasts are "forward-looking statements". Forward-looking statements are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions including those identified in our SEC filings. There can be no assurance that the forward-looking statements included in this presentation will prove to be accurate or correct. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements. We do not undertake any obligation to, and will not, update any forward-looking statements, whether as a result of new information, future events or otherwise.